SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) July 15, 2003
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                          SVB Financial Services, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


        000-22407                                       22-3438058
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(Commission File Number)                    (I.R.S. Employer Identification No.)


   70 East Main Street, Somerville, NJ                                   08876
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (908) 541-9500
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM #7 -  FINANCIAL STATEMENTS AND EXHIBITS
           (99) Additional Exhibits

                  Copy of press release announcing second quarter earnings.

ITEM #12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           SVB Financial Services, Inc. issues press release regarding second quarter earnings.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SVB Financial Services, Inc.
                                               (Registrant)


Date   July 15, 2003               By  /s/ Keith B. McCarthy
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                                       Keith B. McCarthy
                                       Principal Accounting Officer